Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt
7.
Debt

Term Loan

In June 2017, the Company entered into a Loan and Security Agreement with a lender that permitted the Company to borrow up to an aggregate principal amount of $40.0 million through a multiple tranche term loan (the “Term Loan”), the total gross amount borrowed under the Term Loan was $20.0 million. The Term Loan was amended in March, July and October of 2018 and March and October of 2019, July 2020, and April 2021. For consideration of the amendments, the Company agreed to pay an end of term charge of $1.5 million at maturity which is being accrued and recorded to interest expense over the life of the loan using the effective interest method. As of December 31, 2020, the total end of term charge was $1.5 million, which was paid in 2021. As of September 30, 2021, the interest rate was 9.5%. The Term Loan was paid in full as of September 30, 2021.

As consideration for the Term Loan, the Company and the lender entered into a warrant agreement pursuant to which the lender, as Warrant holder, has the right to purchase a quantity of shares equal to the quotient derived by dividing (a) the Warrant coverage by (b) the exercise price. Warrant coverage means the greater of (a) $312,500 plus 2.5% of future tranche advances in the event all or part of the tranches are funded or (b) $375,000. The exercise price is (a) the purchase price of Series A preferred shares, $2.30769 per share, or (b) the price per share paid in the next equity round of financing of ordinary shares or preferred shares, which results in aggregate gross proceeds of at least $30 million. Upon the closing of the IPO, the Warrant became exercisable for 500,000 ordinary shares at an exercise price of $1.00 per ordinary share. The Warrant was exercisable beginning in June 2017, in whole or in part, and expires in ten years. The Warrant was originally recorded as a liability and a discount to the debt and was being amortized through interest expense using the effective interest rate method over the remaining term of the Term Loan. Upon the completion of the IPO, the Warrant met the criteria for equity classification as it was indexed to the Company’s shares and as such was reclassified to an equity instrument and was included in additional paid-in capital. See Note 3 for fair value considerations and disclosures.

On September 30, 2021, the Company entered into a payoff letter with respect to the Term Loan (the "Payoff Letter"), which resulted in a loss on extinguishment of debt of $0.1 million including both cash and non-cash expenses. Pursuant to the Payoff Letter, the Company paid a total of $5.7 million to Hercules, representing $5.5 million in outstanding principal, $0.1 million end of term charge, $0.1 million in early termination fee due and accrued interest owed to Hercules under the Term Loan. In connection with the execution of the Payoff Letter and the repayment of the Company’s outstanding obligations under the Term Loan, the Term Loan and the related loan documents were terminated.

Interest expense related to the Loan for the year ended December 31, 2021, 2020 and 2019 was $0.7 million, $1.8 million and $2.7 million, respectively. Accrued interest related to the Term Loan as of December 31, 2021 and 2020 was $0 and $1.5 million, respectively.

Venture Loan

On September 30, 2021, the Company entered into a $25.0 million Venture Loan and Security Agreement (“Venture Loan”) with the Lenders. On the closing date, the Company borrowed $15.0 million, with the remaining $10.0 million available upon the Company achieving certain predetermined milestones.

Each advance under the Venture Loan will be repaid in 48 months from the first day of the month following the funding of the advance. Each advance accrues interest at a per annum rate of interest equal to 5.5% plus the prime rate, as reported in the Wall Street Journal, subject to a prime rate floor of 3.25%. As of December 31, 2021 the interest rate was 8.75%. The Venture Loan provided for interest-only payments for each advance for the first 18 months. The interest-only period may be extended to 24 months if the Company satisfies the Interest Only Extension Milestone (as defined in the Venture Loan). Thereafter, amortization payments will be payable in monthly installments of principal and interest through each advance’s maturity date. Upon ten business days’ prior written notice, the Company may prepay all of the outstanding advances by paying the entire principal balance and all accrued and unpaid interest, subject to prepayment charges of up to 3% of the then outstanding principal balance. Upon the earlier of (i) payment in full of the principal balance, (ii) an event of default, or (iii) the maturity date, the Company will pay an additional final payment of 6% of the principal loan amount to the Lenders.

The Venture Loan is secured by a lien on substantially all of the assets of the Company, other than Intellectual Property and Excluded Collateral (in each case as defined in the Venture Loan), and contains customary covenants and representations, including a financial reporting covenant and limitations on dividends, indebtedness, collateral, investments, distributions, transfers, mergers or acquisitions taxes, corporate changes, deposit accounts, and subsidiaries. The Company is required to comply with an unrestricted minimum cash level in accordance with the terms of the Venture Loan until certain cash financing conditions are met.

The events of default under the Venture Loan include but are not limited to, failing to make a payment, breach of covenant, or occurrence of a material adverse change. If an event of default occurs, the Lenders are entitled to accelerate the loan amounts due or take other enforcement actions. As of December 31, 2021, the Company did not breach any covenants or specified event that could result in an event of default.

The initial funding of $15.0 million will mature on October 1, 2025 (“Maturity Date”). The Company is required to make interest-only payments on the Venture Loan through March 1, 2023 with monthly amortization payments of principal and interest thereafter through the Maturity Date.

On September 30, 2021, pursuant to the Venture Loan, the Company issued warrants to the Lenders to purchase up to 13,636,364 of the Company’s ordinary shares with an exercise price of $0.11 (the “Venture Warrants”). The Venture Warrants are exercisable for ten years from the date of issuance. The Venture Warrants, which met equity classification, were recognized as a component of permanent shareholders’ equity within additional paid-in-capital and were recorded at the issuance date using a relative fair value allocation method. The Company valued the Venture Warrants at issuance, which resulted in a discount on the debt, and allocated the proceeds from the loan proportionately to the Venture Loan and to the Venture Warrants, of which $1.2 million was allocated to the Warrants.

In the connection with the Venture Loan the Company also paid $0.3 million nonrefundable commitment fee representing 1% of the total Venture Loan capacity, of which $0.2 million was recognized as debt discount and the remaining was recorded as an asset to be amortized on a straight-line basis over the term of the Venture Loan. The Company also incurred $0.1 million in debt issuance costs, including legal fees in connection with the Venture Loan Agreement, fees paid directly to the lender, and other direct costs paid to a third party. All fees, warrants, and costs paid to the Lenders and all direct costs incurred by the Company are recognized as a debt discount and are amortized to interest expense using the effective interest method over the term of the loan. Interest expense related to the Venture Loan for the year ended December 31, 2021 was $0.5 million. Accrued interest as of December 31, 2021 was $0.1 million.

Future principal payments under the Loan as of December 31, 2021 are as follows (in thousands):

2022	$—
2023	4,000
2024	6,000
2025	5,000
Total future principal payments	15,000
Less unamortized debt discount	(1,344)
Total balance, balance sheet	$13,656
Term loan—current portion	—
Total balance as depicted on the balance sheet	$13,656